                                                                    EXHIBIT 10.3


                      ASSIGNMENT AND ASSUMPTION AGREEMENT


     This ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement") is made and
                                                     ----------
entered into as of the ___ day of December, 1997, by and between INLAND RESOURCES, INC., a Washington corporation ("Inland") and REFINERY TECHNOLOGIES,
                                            ------
INC., A Utah corporation ("RTI").  The Sellers (as such term is hereinafter
                           ---
defined) are also executing this Agreement in order to evidence their consent to, and agreement with, the terms and provisions hereof, and for the purpose described in Section 7 hereof.

                                   RECITALS
                                   --------

     A.   Crysen Corporation, a Delaware corporation ("Crysen"), Crysen
                                                       ------
Refining, Inc., a Delaware corporation ("CRI"), Sound Refining, Inc., a
                                         ---
Washington corporation ("SRI") (CRI and SRI being sometimes collectively
                         ---
referred to herein as the "Sellers") and Inland, as purchaser have heretofore
                           -------
entered into a certain Asset Purchase and Sale Agreement (dated as of July 14,
1997), as amended by the Amendment, Second Amendment and Third Amendment (as amended, the "Purchase Agreement"). Crysen was removed as a "Seller" and a
              ------------------
party to the Purchase Agreement pursuant to the Amendment dated September 12, 1997. Unless otherwise defined herein, terms defined in the Purchase Agreement are used herein as therein defined.

     B. Inland has agreed to assign to RTI certain of Inland's right, title and interest in, to and under the Purchase Agreement and RTI has agreed to assume certain of the obligations and liabilities of Inland under the Purchase Agreement, IN EACH CASE, INSOFAR AND ONLY INSOFAR AS SAME cover or relate to the Subject Property (as such term is hereinafter defined), with the effect that RTI will acquire the Subject Property directly from the Sellers upon consummation of the transactions contemplated by the Purchase Agreement and Inland will have no obligation or liability to the Sellers, or any other person, for any of the obligations and/or liabilities assumed by RTI hereunder.

                                   AGREEMENT
                                   ---------

     Now, therefore, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Inland and RTI hereby agree as follows:

     1. Inland hereby assigns to RTI without recourse and without representation, warranty or recourse of any kind or nature whatsoever except as expressly provided to the contrary herein, all of Inland's rights and interests in, to and under the Purchase Agreement, INSOFAR AND ONLY INSOFAR AS SAME cover or relate to the property described in Exhibit "A" attached hereto (such property described in Exhibit "A", subject to the limitations and exceptions set forth in such Exhibit "A", being hereinafter collectively referred to as the "Subject Property").
 ----------------

     2. RTI hereby assumes and agrees to timely pay, perform and satisfy (or cause to be timely paid, performed and satisfied) each and all of the obligations, covenants, agreements, duties, responsibilities and liabilities of Inland under, or in connection with, the Purchase Agreement, INSOFAR AND ONLY INSOFAR AS SAME are attributable to the Subject Property, including, without limitation, the Cowboy Obligations (as defined in the Purchase Agreement) and any and all environmental liabilities, claims, responsibilities, duties or obligations associated with the Subject Property (the obligations, covenants, agreements, duties, responsibilities and liabilities so assumed by RTI being collectively referred to herein as the "Assumed Liabilities"); RTI hereby
                                        -------------------
agrees to indemnify, defend, and hold Inland harmless from and against any claims, including reasonable legal fees and expenses relating thereto, against Inland based on the failure of RTI to pay, perform or otherwise satisfy any of the Assumed Liabilities in a timely manner. Inland agrees to notify RTI of any such claim(s) promptly in writing and to allow RTI to control the proceedings relating thereto, including selecting attorneys of RTI's choice. RTI shall settle and defend at its sole expense all proceedings arising out of the foregoing. Inland agrees to cooperate fully with RTI during any such proceedings.

     3. Without limiting the foregoing provisions hereof as between Inland and RTI, from and after the date of execution of this Agreement by Inland, RTI and the Sellers, RTI shall be deemed to be the "Buyer" (as such term is defined in the Purchase Agreement) under the Purchase Agreement (and to have all of the rights and obligations attendant thereto) with respect to (i) that portion of the "Assets" (as such term is defined in the Purchase Agreement) as constitutes the Subject Property hereunder, (ii) that portion of the "Assumed Obligations" (as such term is defined in the Purchase Agreement) as constitutes Assumed Liabilities hereunder and (iii) such portion of the other liabilities, covenants, agreements, duties, responsibilities and obligations of the Buyer under, or in connection with, the Purchase Agreement as constitutes Assumed Liabilities hereunder.

     4. This Agreement shall not reduce or affect Inland's obligation to pay the full Purchase Price. Inland has made a determination that the value of the rights and interests being assigned hereunder is equal to the liabilities being assumed hereunder.

     5. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF UTAH.

     6. This Agreement may be executed by the parties hereto in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterpart(s) have been executed by each of the parties and delivered to the other parties.

     7. Inland, RTI and Sellers, by their execution of this Agreement, hereby also agree that the Purchase Agreement shall be deemed to have been amended contemporaneously herewith so as to be consistent with the provisions of this Agreement and that the Sellers shall hereafter look solely and exclusively to RTI (and not to Inland), and hereby release and discharge Inland, with respect to the Assumed Liabilities.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement, as of the date first above written.

                                    INLAND RESOURCES INC.


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

                                    RESOURCE TECHNOLOGIES, INC.


                                    By:___________________________________
                                    Name:_________________________________
                                    Title:________________________________

ACKNOWLEDGED, AGREED AND CONSENTED TO:


CRYSEN REFINING, INC.


By:_________________________________
Name:_______________________________
Title:______________________________



SOUND REFINING, INC.


By:_________________________________
Name:_______________________________
Title:______________________________

              EXHIBIT "A" TO ASSIGNMENT AND ASSUMPTION AGREEMENT


     The term "Subject Property" shall mean and include all of the real property, personal property, fixtures and improvements included as "Assets" under Section 2 of the Purchase Agreement INSOFAR AND ONLY INSOFAR as same constitute, are located on or about and/or are used in connection with the real estate described on Exhibit "A-3" of the Purchase Agreement, subject to all liens, claims, leases and encumbrances of whatsoever nature thereon as of the date of this Agreement, it being understood that Inland makes no representations or warranties of any kind regarding the title or condition of the Subject Property.